Exhibit 10.15

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) entered into as of August 14, 2019 (the “Grant Date”) between VerifyMe, Inc., (the “Company”) and Patrick White (the “Optionee”).

WHEREAS, by action taken by the Board of Directors (the “Board”) it has adopted the 2017 Equity Incentive Plan (the “Plan”);

WHEREAS, in June 14, 2018, the shareholders of the Company ratified the Plan;

WHEREAS, under the Plan the Board granted the Optionee Incentive Stock Options as defined by Section 422(b) of the Internal Revenue Code (the “Code”); and

WHEREAS, pursuant to the Plan, it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, consultants, officers and directors, the Company may grant employees, consultants, officers and directors the right to purchase the common stock of the Company (the “Common Stock”) pursuant to stock options.

NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1.           Grant of Incentive Options. The Company irrevocably granted to the Optionee, as a matter of separate agreement and not in lieu of salary or other compensation for services, the right and option to purchase all or any part of 500,000 shares of Common Stock (the “Options”) on the terms and conditions set forth herein and subject to the terms and conditions of the Plan. The Optionee acknowledges receipt of a copy of the Plan. The Options are intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, although the Company makes no representation or guarantee that the Options will qualify as an Incentive Stock Option. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan.

2.           Price. The exercise price of the Options is the closing price as of the closing price on the principal market on the last trading day before the Grant Date, or $0.14 per share.

3.           Vesting - When Exercisable.

(a)       The Options are fully vested, subject to the Optionee executing this Agreement.

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(b)       Subject to Sections 3(c) and 4 of this Agreement, the Options may be exercised until 6:00 p.m. New York time for five years from the Grant Date (the “Expiration Date”).

(c)       Notwithstanding any other provision of this Agreement, in accordance with Section 24(a) of the Plan, at the discretion of the Board or the Compensation Committee (as defined in the Plan), all Options, whether vested or unvested, will be subject to forfeiture.

(d)       No disposition of the Common Stock shall be made within two years of the date of Grant Date or within one year of the date of exercise.

4.           Termination of Relationship.

(a)       Except as provided in Section 4(b) or (c), if for any reason the Optionee ceases to perform services as an employee of the Company, all rights granted hereunder shall terminate effective three months from that date.

(b)       If the Optionee ceases to provide services for the Company as a result of her death, the Optionee’s estate or any Transferee, as defined herein, shall have the right for 12 months form the date of death to exercise the Options subject to Section 3(c). For the purpose of this Agreement, “Transferee” shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

(c)       If the Optionee ceases to provide services as a result of becoming disabled within the meaning of Section 22(e)(3) of the Code, all rights granted hereunder shall terminate effective one year from that date.

(d)       Notwithstanding anything contained in this Section 4, the Options may not be exercised after the Expiration Date.

(e)       Any of the Options that were not vested immediately prior to the Termination Date shall terminate at that time.

For purposes of this Section 4 “Company” shall include subsidiaries and/or affiliates of the Company.

5.           Method of Exercise. The Options shall be exercisable by a written notice which shall:

(a)        state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, address and social security number of such person (or if more than one, the names, addresses and social security numbers of such persons);

(b)        if applicable, contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as set forth in Section 10 herein;

(c)        be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options;

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(d)        be accompanied by full payment of the exercise price by tender to the Company of an amount equal to the exercise price multiplied by the number of underlying shares being purchased (the “Purchase Price”), (i) either in cash, by wire transfer, or by certified check or bank cashier’s check, payable to the order of the Company; (ii) if there is no effective Form S-8 covering the resale of the Common Stock, through a cashless exercise of the Options in accordance with Section 6(f) below; or (iii) by a combination of any of the foregoing methods; and

(e)       be accompanied by payment of any amount that the Company, in its sole discretion, deems necessary to comply with any federal, state or local withholding requirements for income and employment tax purposes. If the Optionee fails to make such payment in a timely manner, the Company may: (i) decline to permit exercise of the Options or (ii) withhold and set-off against compensation and any other amounts payable to the Optionee the amount of such required payment. Such withholding may be in the shares underlying the Options at the sole discretion of the Company.

(f)       If the Fair Market Value (as defined below) of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising the Options for cash, the Optionee may elect to pay the exercise price using a cashless exercise. If a cashless exercise is elected, the Company shall issue to the Optionee the number of shares of Common Stock computed using the following formula:

X = Y (A-B)
               A

Where:
X     =     the number of shares of Common Stock to be issued to Optionee;

Y     =     the portion of the Option (in number of shares of Common Stock) being exercised by Optionee (at the date of such calculation);

A     =     the Fair Market Value (as defined below); and

B     =     Exercise Price (as adjusted to the date of such calculation).

For purposes of this Agreement, Fair Market Value shall mean:

“Fair Market Value” shall mean: (i) if the principal trading market for such securities is a national securities exchange, the OTCQB or other market operated by the OTC Markets (or a similar system then in use), the average of the closing prices on the principal market for the last five trading days immediately prior to such exercise date; or (ii) if (i) is not applicable, the average of the high bid and low asked prices so reported for the trading day immediately prior to such Exercise Date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and asked prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of the board of directors of the Company.

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The Optionee acknowledges that due to the short-swing profit potential, she shall not engage in a cashless exercise unless such exercise has been pre-approved by the Board of Directors or Compensation Committee.

The certificate or certificates for shares of Common Stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

6.       Sale of Shares Acquired Upon Exercise of Options. If the Optionee is an officer (as defined by Section 16(b) of the Securities Exchange Act of 1934 (“Section 16(b)”)) or a director of the Company, any shares of Common Stock acquired pursuant to the Options cannot be sold by the Optionee until at least six months elapse from the Grant Date except in case of death or disability or if the grant was exempt from the short-swing profit provisions of Section 16(b). Further the cashless exercise provision Section 5 may only be elected if the approval required by Rule 16b-3 has been obtained or exercise is exempted by Rule 16b-6 under the Securities Exchange Act of 1934.

7.       Anti-Dilution Provisions. The Options shall have the anti-dilution rights set forth in the Plan.

8.       Necessity to Become Holder of Record. The Optionee shall not have any rights as a shareholder with respect to any of the shares underlying the Options until the Optionee shall have become the holder of record of such shares. No cash dividends or cash distributions, ordinary or extraordinary, shall be provided to the Optionee if the record date is prior to the date on which the Optionee became the holder of record thereof.

9.        Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Optionee at any time, with or without cause. The termination of the relationship of the Optionee by the Company, regardless of the reason therefor, shall have the results provided for in this Agreement.

10.        Conditions to Exercise of Options. If a Registration Statement on Form S-8 (or any other successor form) is not effective as to the shares of Common Stock issuable upon exercise of the Options, the remainder of this Section 10 is applicable as to federal law. In order to enable the Company to comply with the Securities Act of 1933 (the “Securities Act”) and relevant state law, the Company may require the Optionee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares underlying the Options are being acquired for such person’s own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

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The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock underlying the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of the shares underlying the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

11.        Transfer. The transferability of the Options are set forth in the Plan under Section 12, subject to any limitation set forth in the Code.

12.       Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Optionee and the Optionee’s respective successors in interest.

13.       Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

14.       Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

15.        Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted delivery, or email (followed by receipted delivery) as follows:

To the Company: VerifyMe, Inc. 837 Lindy Lane Bala Cynwyd, PA 19004 Attention: Norman Gardner ngardner@verifyme.com
With a copy to: Nason, Yeager, Gerson, Harris & Fumero, P.A. 3001 PGA Boulevard, Suite 305 Palm Beach Gardens, Florida 33410 Attention: Michael D. Harris, Esq. mharris@nasonyeager.com
To the Optionee: As provided on the signature page hereto

or to such other address as either of them, by notice to the other may designate from time to time.

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16.           Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, costs and expenses.

17.           Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Nevada without regard to choice of law considerations.

18.           Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

19.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual, PDF, electronic or facsimile signature.

20.           Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

21.           Stop-Transfer Orders.

(a)       The Optionee agrees that, in order to ensure compliance with the restrictions set forth in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its duly authorized transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b)       The Company shall not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of the Plan or the Agreement or (ii) to treat the owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Common Stock shall have been so transferred.

[Signature Page to Follow]

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IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

VERIFYME, INC.

By:	/s/ Norman Gardner
Norman Gardner
Chairman

OPTIONEE

By:	/s/ Patrick White
Name: Patrick White

Address of the Optionee:

Email:

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NOTICE OF EXERCISE

To:          __________________________

__________________________

__________________________

Attention _________, _______________

Facsimile: (____) _____-______

Please be advised that ___________________ hereby elect to exercise its option to purchase shares of ___________, pursuant to the Stock Option Agreement dated __________________.

Number of Shares to Be Purchased:    _______________

Multiplied by: Purchase Price Per Share    $______________

Total Purchase Price    $_______________

Please check the payment method below:

____Enclosed is a check for the total purchase price above.

____Wire transfer sent on _____________, 20__.

Please contact us as soon as possible to discuss the possible payment of withholding taxes and any other documents we may require.

Name of Option Holder (Please Print): ________________________________

Address of Option Holder

________________________________________________________________

Telephone Number of Option Holder:     ________________________________

Social Security Number or Employer Identification Number: ________________________

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If the certificate is to be issued to person other than the Option Holder, please provide the following for such person:

________________________________

(Name)

________________________________

(Address)

________________________________

________________________________

________________________________

(Telephone Number)

________________________________

(Social Security Number)

In connection with the issuance of the Common Stock, if the Common Stock may not be immediately publicly sold, the Holder hereby represents to the Company that it is acquiring the Common Stock for its own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933 (the “Securities Act”).

Holder is ______ is not ______ [please initial one] an accredited investor for at least one of the reasons on the attached Exhibit A. If the SEC has amended the rule defining the definition of accredited investor, the Holder acknowledges that as a condition to exercise the Options, the Company may request updated information regarding the Holder’s status as an accredited investor. The Holder’s exercise of the Options shall be in compliance with the applicable exemptions under the Securities Act and applicable state law.

________________________________	Dated: _________________
Signature of Option Holder

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Exhibit A

To Notice of Exercise of Stock Option Agreement

For Individual Investors Only:

1.       A person who has an individual net worth, or a person who with his or her spouse has a combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to exercising the stock options, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

2a.       A person who had individual income (exclusive of any income attributable to the person’s spouse) of more than who has $200,000 in each of the two most recently completed years and who reasonably expects to have an individual income in excess of $200,000 this year.

2b.       Alternatively, a person, who with his or her spouse, has joint income in excess of $300,000 in each applicable year.

3.       A director or executive officer of the Company.

Other Investors:

4.       Any bank as defined in Section 3(a)(2) of the Securities Act of 1933 (“Securities Act”) whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

5.       A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

6.       An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

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7.       A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

8.       An entity in which all of the equity owners are accredited investors.

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